COMMITMENTS AND CONTINGENCIES	9 Months Ended	12 Months Ended
	Sep. 30, 2022	Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 13 – COMMITMENTS AND CONTINGENCIES

COVID-19 Pandemic

In December 2019, a novel strain of coronavirus known as COVID-19 was reported to have surfaced in China, and by March 2020 the spread of the virus resulted in a world-wide pandemic. By March 2020, the U.S. economy had been largely shut down by mass quarantines and government mandated stay-in-place orders (the “Orders”) to halt the spread of the virus. Many of these Orders have been relaxed or lifted in jurisdictions where large portions of the population have been vaccinated, but there is considerable uncertainty about whether the Orders will need to be reinstated due to the ongoing spread of new variants of COVID-19. A significant portion of the worldwide population remains unvaccinated, and uncertainty also exists about whether existing vaccines will be effective as new variants of COVID-19 emerge. Accordingly, the overall impact of COVID-19 continues to have an adverse impact on global business activities.

Many of our VIPs and potential VIPs closed their offices during 2020 as a result of COVID-19, although some remained open to specifically provide patients our products as our appliances and VIPs were deemed an essential business for health considerations in many jurisdictions. In the face of the pandemic and the results potential for revenue reduction, we worked diligently to reduce expenses and maintain revenues during 2020. While revenue growth flattened in March and April 2020, expenses were reduced and we aggressively expanded our network of healthcare providers familiar with our products by offering online continuing education courses which introduced many in the medical and dental communities to our product line. As businesses continued to reopen through 2021, the impact of COVID-19 on our company began to diminish, although we continue to closely monitor the potential impact of COVID-19 variants on our business. Of note, during the second half of 2021, many of our Canadian VIPs have not traveled to the U.S. for training in light of travel restrictions. As of August 9, 2021, the Government of Canada imposed further restrictions on unvaccinated travelers, which has caused delays with some of our Canadian VIPs receiving required training and commencing Vivos Method cases.

In addition, our fourth quarter 2021 revenue growth was impacted by lower VIP enrollments due largely to the COVID-19 Omicron variant resurgence. We achieved sales growth despite seeing significant headwinds throughout our core customer base, mostly driven by COVID-19 Delta and Omicron variant resurgences in the middle and latter part of 2021. Fortunately, it appears that the latest COVID-19 subvariants evoke generally milder symptoms and do not pose the same health or economic threat as previous strains. However, the residual effects of the pandemic on workforce availability as well as patient precautionary measures continued to negatively impact our VIP dental practices and our revenue across the U.S. and Canada during the first three quarters of 2022.

As such, the long-term financial impact on our business of COVID-19 as well as these other matters cannot reasonably be fully estimated at this time.

Inflation and War in Ukraine

The Company believes the U.S. has entered a period of inflation which has increased (and may continue to increase) the Company and its suppliers’ costs as well as the end cost of the Company’s products to consumers. To date, the Company been able to manage inflation risk without a material adverse impact on its business or results of operations. However, inflationary pressures (including increases in the price of raw material components of the Company’s appliances) made it necessary for the Company to adjust its standard pricing for its appliance products effective May 1, 2022. The full impact of such price adjustments on sales or demand for the Company’s products is not fully known at this time and may require the Company to adjust other aspects of its business as it seek to grow revenue and, ultimately, achieve profitability and positive cash flow from operations.

In addition, worldwide supply chain constraints due in part to Russia’s invasion of Ukraine in February 2022, have emerged as new barriers to long-term economic recovery.

These conditions could cause an economic recession or depression to commence, and if such recession or depression is sustained, it could have a material adverse effect on the Company business as demand for its products could decrease. Such conditions have also had, and may continue to have, an adverse effect on the capital markets, with public stock price decreases and volatility, which could make it more difficult for the Company to raise needed capital at the appropriate time.

Operating Leases

The Company has entered into various operating lease agreements for certain offices, medical facilities and training facilities. These leases have original lease periods expiring between 2022 and 2029. Most leases include an option to renew and the exercise of a lease renewal option typically occurs at the discretion of both parties. For purposes of calculating operating lease liabilities, lease terms are deemed not to include options to extend the lease until it is reasonably certain that the Company will exercise that option.

In January 2017, the Company entered into a commercial lease agreement for 2,220 square feet of office in Johnstown, CO that was to commence on March 1, 2018 and end February 28, 2025. As of January 1, 2022, the Company recorded an operating lease right of use asset and lease liabilities of $0.4 million in the consolidated balance sheet representing the present value of minimum lease payments using the Company’s incremental borrowing rate of 6.9%.

In May 2018, the Company entered into a commercial lease agreement for 3,643 square feet of office in Highlands Ranch, CO that was to commence on November 1, 2018 and end on January 1, 2029. As of January 1, 2022, the Company recorded an operating lease right of use asset and lease liabilities of $1.4 million in the consolidated balance sheet representing the present value of minimum lease payments using the Company’s incremental borrowing rate of 6.8%.

In October 2020, the Company entered into a commercial lease agreement for 4,800 square feet of office in Orem, Utah that was to commence on January 1, 2021 and end on December 1, 2025. As of January 1, 2022, the Company recorded an operating lease right of use asset and lease liabilities of $0.6 million in the consolidated balance sheet representing the present value of minimum lease payments using the Company’s incremental borrowing rate of 6.9%.

In April 2019, the Company entered into a commercial lease agreement for 3,231 square feet of office in Highlands Ranch, CO that was to commence on May 1, 2019 and end on May 31, 2022. As of January 1, 2022, the Company recorded an operating lease right of use asset and lease liabilities of less than $0.1 million in the consolidated balance sheet representing the present value of minimum lease payments using the Company’s incremental borrowing rate of 6.7%.

In April 2019, the Company entered into a commercial lease agreement for 14,732 square feet of office in Denver, CO that was to commence on October 23, 2020 and end on March 22, 2028. As of January 1, 2022, the Company recorded an operating lease right of use asset and lease liabilities of less than $1.4 million in the consolidated balance sheet representing the present value of minimum lease payments using the Company’s incremental borrowing rate of 6.8%.

In April 2022, the Company entered into a commercial lease agreement for 8,253 square feet of office in Littleton, CO that was to commence in May 16, 2022 and end on November 15, 2027. As of May 16, 2022, the Company recorded an operating lease right of use asset and lease liabilities of less than $1.6 million in the consolidated balance sheet representing the present value of minimum lease payments using the Company’s incremental borrowing rate of 10.5%.

As of September 30, 2022, the components of lease expense are as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
Lease cost:	2022	2021	2022	2021

Operating lease cost	$148	$69	$410	$522
Total net lease cost	$148	$69	$410	$522

Rent expense, including real estate taxes and related costs, for the three months ended September 30, 2022 and 2021 aggregated approximately $0.1 million, respectively, and for the nine months ended September 30, 2022 and 2021 aggregated approximately $0.4 million and $0.5 million, respectively. This is included under general and administrative expense.

As of September 30, 2022, the remaining lease terms and discount rate used are as follows:

2022

Weighted-average remaining lease term (years)	5.18
Weighted-average discount rate	8.0%

As of September 30, 2022, the maturities of the Company’s future minimum lease payments were as follows:

As of September 30,

2022 (remaining three months)	$141
2023	683
2024	705
2025	654
2026	564
Thereafter	735
Total lease payments	3,482
Less: Imputed interest	(635)
Total	$2,847

NOTE 13 – COMMITMENTS AND CONTINGENCIES

COVID-19 Pandemic

In December 2019, a novel strain of coronavirus known as COVID-19 was reported to have surfaced in China, and by March 2020 the spread of the virus resulted in a world-wide pandemic. By March 2020, the U.S. economy had been largely shut down by mass quarantines and government mandated stay-in-place orders (the “Orders”) to halt the spread of the virus. Many of these Orders have been relaxed or lifted in jurisdictions where large portions of the population have been vaccinated, but there is considerable uncertainty about whether the Orders will need to be reinstated due to the ongoing spread of new variants of COVID-19. A significant portion of the worldwide population remains unvaccinated, and uncertainty also exists about whether existing vaccines will be effective as new variants of COVID-19 emerge. Accordingly, the overall impact of COVID-19 continues to have an adverse impact on global business activities.

Many of the Company’s VIPs and potential VIPs closed their offices during periods of 2020 as a result of COVID-19, although some remained open to specifically provide patients with Company products as Company appliances and VIPs were deemed an essential business for health considerations in many jurisdictions. In the face of the pandemic and the results potential for revenue reduction, Company management worked diligently to reduce expenses and maintain revenues during 2020. While revenue growth flattened in March and April 2020, expenses were reduced and the Company aggressively expanded its network of healthcare providers familiar with its products by offering online continuing education courses which introduced many in the medical and dental communities to the Company’s product line. As businesses continued to reopen through 2021, the impact of COVID-19 on the Company began to diminish, although the Company is closely monitoring the potential impact of COVID-19 variants on its business. Of note, second half of the year, many of the Company’s Canadian VIPs have not traveled to the US for training in light of travel restrictions. As of August 9, 2021, the Government of Canada imposed further restrictions on unvaccinated travelers, which has caused delays with some of the Company’s Canadian VIPs receiving required training and commencing Vivos Method cases.

Fourth quarter 2021 revenue growth was impacted by lower VIP enrollments due largely to the COVID-19 Delta and Omicron variant resurgences. The Company achieved sales growth despite seeing significant headwinds throughout our core customer base, mostly driven by such COVID-19 variant resurgences in the middle and latter part of the year. In December 2021, the American Dental Association reported that just 60% of dental practices were open and operating with business as usual. Another industry source reported 92% of dental practices were struggling to hire or replace hygienists, and 77% reported difficulty hiring front desk positions. These challenges across the dental community have impacted both doctor enrollments and patient case starts, as replacement dental personnel must be trained in The Vivos Method.

The world-wide response to the pandemic resulted in a significant downturn in economic activity and there is no assurance that government stimulus programs will successfully restore the economy to the levels that existed before the pandemic. In addition, worldwide supply chain constraints and inflation have emerged as new barriers to long-term economic recovery. If an economic recession or depression is sustained, it could have a material adverse effect on the Company’s business as demand for its products could decrease. While the current disruption to the Company’s business is expected to be temporary, the long-term financial impact on the Company’s business cannot be reasonably estimated at this time.

Litigation Settlement

In October 2020, the Company received a derivative demand from certain stockholders (the “Derivative Action”) asking the Board of Directors to review and investigate certain recent actions taken on behalf of the Company. Upon further investigation, the Company determined that the assertions of the Derivative Action lacked merit in fact and in law. However, rather than expending resources investigating or litigating the claims set forth in the Derivative Action, and in order to proceed with the Company’s December 2020 IPO discussed in Note 9, the Company entered into a Settlement and Release Agreement in November 2020 without admitting or denying any of the claims that were asserted. Pursuant to the Settlement and Release Agreement, all claims under the Derivative Action were withdrawn with prejudice, and the parties provided each other with full releases of any claims.

In consideration of such withdrawal and releases, the parties to the Derivative Action received (i) an aggregate of 300,000 shares of Common Stock with a fair value of $1.8 million, (ii) warrants to purchase an aggregate of 325,000 shares of Common Stock with an estimated fair value $1.5 million, and (iii) reimbursement of up to $50 thousand for legal fees incurred. The warrants to purchase 325,000 shares of Common Stock are exercisable by paying the exercise price of $7.50 per share in cash, and are exercisable for the period from June 2021 until June 2024 when they expire if not previously exercised. The total costs to settle the Derivative Action amounted to $3.3 million, which is included in the accompanying statement of operations for the year ended December 31, 2020.

Operating Leases

The Company leases office properties under various lease terms. Rent expense, including real estate taxes and related costs, for the years ended December 31, 2021 and 2020 aggregated approximately $0.6 million and $0.5 million, respectively. In connection with some of the Company’s leases, lease incentives were granted. Deferred lease incentives are being amortized on a straight-line basis over the term of the lease.

Future rental payments over the term of the Company’s leases are as follows (in thousands):

Years Ending December 31,

2022	$491
2023	479
2024	495
2025	440
2026	345
Thereafter	555

Total operating lease payments	$2,805

Employment Agreements

During 2020, the Company entered into new employment agreements with its chief executive officer, chief medical officer and chief financial officer. The agreements include incentive compensation in the form of cash bonuses and stock options. The employment agreements require the continuation of salary and benefits for up to two years in the event the employee is terminated without cause.

Regulatory status

In September 2017, BioModeling was the subject of a routine FDA audit. The audit resulted in certain findings that BioModeling was required to remediate. On September 27, 2017, BioModeling believed that it had filed its response letter to the audit findings with the FDA. In January 2018, BioModeling received notice that the FDA had posted a Warning Letter on its website alleging failure by BioModeling to reply in a timely manner to the September 2017 audit findings. The Company and BioModeling immediately contacted the FDA in January 2018 and resubmitted the September 27, 2017 audit response letter. In April 2018, the FDA completed a second audit of BioModeling which focused on the September 2017 response letter and the Warning Letter. The Company believes that this issue has been satisfactorily resolved although no definitive statement to that effect has been made by the FDA.

401(k) Plan

The Company has a defined contribution employee benefit plan under section 401(k) of the Code (the “401(k) Plan”). The 401(k) Plan covers all eligible U.S. employees that are entitled to participate at the beginning of the first full quarter following commencement of employment. The Company matches the entire amount of the employee contributions up to 3% of the participating employee’s compensation, and then 50% of employee contributions between 4% and 5% of the participating employee’s compensation. These matching contributions vest for 100% when the matching contributions are made. Total contributions to the 401(k) Plan amounted to $0.4 million and $0.3 million for the years ended December 31, 2021 and 2020, respectively.